Exhibit 99.1

PepsiCo, Inc. and Subsidiaries
Schedule of Revised Reportable Segment Data - Reported Basis(a)
Supplemental Financial Information
(dollars in millions and unaudited)

	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter
	2013	2014	2014	2014	2014	2014	2015	2015

Net Revenue
Frito-Lay North America	$14,126	$3,219	$3,387	$3,526	$4,370	$14,502	$3,319	$3,452
Quaker Foods North America	2,612	634	564	586	784	2,568	639	546
North America Beverages	20,083	4,266	5,021	5,148	5,736	20,171	4,298	5,113
Latin America	9,335	1,498	2,382	2,413	3,132	9,425	1,414	2,224
Europe Sub-Saharan Africa	13,828	1,980	3,686	3,794	3,939	13,399	1,496	2,813
Asia, Middle East and North Africa	6,431	1,026	1,854	1,751	1,987	6,618	1,051	1,775
Total Net Revenue	$66,415	$12,623	$16,894	$17,218	$19,948	$66,683	$12,217	$15,923

Operating Profit
Frito-Lay North America	$3,877	$862	$937	$1,025	$1,230	$4,054	$920	$1,007
Quaker Foods North America	617	160	139	150	172	621	99	132
North America Beverages	2,580	353	748	753	567	2,421	453	833
Latin America	1,617	308	443	432	453	1,636	219	355
Europe Sub-Saharan Africa	1,327	163	467	481	278	1,389	112	350
Asia, Middle East and North Africa	1,140	183	365	293	144	985	230	373
Corporate Unallocated
Mark-to-market net impact	(72)	34	31	(33)	(100)	(68)	(1)	39
Restructuring and impairment charges	(11)	3	(8)	(15)	(21)	(41)	(6)	(1)
Pension lump sum settlement charge	—	—	—	—	(141)	(141)	—	—
Venezuela remeasurement charges	(124)	—	—	—	(126)	(126)	—	—
Other	(1,246)	(259)	(226)	(239)	(425)	(1,149)	(229)	(188)
	(1,453)	(222)	(203)	(287)	(813)	(1,525)	(236)	(150)
Total Operating Profit	$9,705	$1,807	$2,896	$2,847	$2,031	$9,581	$1,797	$2,900
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Schedule of Revised Reportable Segment Data(a)
Organic Volume Growth over Prior Year Period (%)
(unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter
	2014	2014	2014	2014	2014	2015	2015

Frito-Lay North America	3	2.5	2	2	2	3	—
Quaker Foods North America	3	—	(3)	—	—	2	(1)
North America Beverages	—	(1)	(1)	—	—	(1)	—
Latin America
Snacks	(3)	(2)	(2.5)	(2)	(2)	—	3
Beverages(b)	(1)	2	2	3	2	(2)	1
Europe Sub-Saharan Africa
Snacks	3	1	2	3	2	(1)	—
Beverages	5	2.5	(0.5)	4	2	(4)	(5)
Asia, Middle East and North Africa
Snacks	4	7	11	8	8	9	4
Beverages	(2)	1	3	1	1	1	1
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions.
(b) Includes beverage volume previously managed by the Latin America Foods division.

Exhibit 99.1
(continued)

Schedule of Revised Reportable Segment Data
Reconciliation of GAAP and Non-GAAP Financial Information
(unaudited)
In this schedule, we refer to certain measures not in accordance with Generally Accepted Accounting Principles (GAAP), including division operating profit, core results, core constant currency results and organic results.
Glossary
Acquisitions and divestitures: All merger and acquisition activity, including the impact of acquisitions, divestitures and changes in ownership or control in consolidated subsidiaries and nonconsolidated equity investees.
Constant currency: Financial results assuming constant foreign currency exchange rates used for translation based on the rates in effect for the comparable prior-year period. In order to compute our constant currency results, we multiply or divide, as appropriate, our current year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior year average foreign exchange rates.
Core: Core results are non-GAAP financial measures which exclude certain items, identified as non-core adjustments, from our historical results. See below for a discussion of such adjustments.
Division operating profit: The aggregation of the operating profit for each of our reportable segments, which excludes the impact of corporate unallocated expenses.
Organic: A measure that adjusts for impacts of acquisitions, divestitures and other structural changes, and in the case of organic revenue, foreign exchange translation. In excluding the impact of foreign exchange translation, we assume constant foreign exchange rates used for translation based on the rates in effect for the comparable prior-year period. See the definition of “Constant currency” for additional information.
Reconciliation of GAAP and Non-GAAP Information (unaudited)
Division operating profit, core results, core constant currency results and organic results are non-GAAP financial measures as they exclude certain items noted below. These measures are not in accordance with GAAP. However, we believe investors should consider these measures as they are indicative of our ongoing performance and reflect how management evaluates our operational results and trends. These measures are not, and should not be viewed as, substitutes for GAAP reporting measures.
Commodity mark-to-market net impact
In 2013, 2014 and 2015, we recognized mark-to-market net gains and losses on commodity hedges in corporate unallocated expenses. We centrally manage commodity derivatives on behalf of our divisions. These commodity derivatives include agricultural products, energy and metals. Commodity derivatives that do not qualify for hedge accounting treatment are marked to market each period with the resulting gains and losses recorded in corporate unallocated expenses as either cost of sales or selling, general and administrative expenses, depending on the underlying commodity. These gains and losses are subsequently reflected in division results when the divisions recognize the cost of the underlying commodity in operating profit.
Merger and integration charges
In 2013, we incurred merger and integration charges in connection with our acquisition of Wimm-Bill-Dann Foods OJSC (WBD), which was recorded in the ESSA segment.
Restructuring and impairment charges
2014 Multi-Year Productivity Plan
In 2013, 2014 and 2015, we incurred restructuring charges in conjunction with the multi-year productivity plan we publicly announced on February 13, 2014 (2014 Productivity Plan). The 2014 Productivity Plan includes the next generation of productivity initiatives that we believe will strengthen our food, snack and beverage businesses by: accelerating our investment in manufacturing automation; further optimizing our global manufacturing footprint, including closing certain manufacturing facilities; re-engineering our go-to-market systems in developed markets; expanding shared services; and implementing simplified organization structures to drive efficiency.

2012 Multi-Year Productivity Plan
In 2013, 2014 and 2015, we incurred restructuring charges in conjunction with the multi-year productivity plan we publicly announced on February 9, 2012 (2012 Productivity Plan). The 2012 Productivity Plan includes actions in every aspect of our business that we believe will strengthen our complementary food, snack and beverage businesses by: leveraging new technologies and processes across PepsiCo’s operations, go-to-market and information systems; heightening the focus on best practice sharing across the globe; consolidating manufacturing, warehouse and sales facilities; and implementing simplified organization structures, with wider spans of control and fewer layers of management.
Pension lump sum settlement charge
In 2014, we recorded a pension lump sum settlement charge related to payments for pension liabilities to certain former employees who had vested benefits.
Venezuela remeasurement charges
In 2014, we recorded a net charge in corporate unallocated expenses and the Latin America segment related to our remeasurement of the bolivar for certain net monetary assets of our Venezuela businesses. In 2013, we recorded a net charge in corporate unallocated expenses and the Latin America segment related to the devaluation of the bolivar for our Venezuela businesses.
In the 24 weeks ended June 13, 2015, our results of operations in Venezuela, which reflect the months of January through May, generated 2% of our net revenue and 2% of our operating profit. As of June 13, 2015, our operations in Venezuela comprised 7% of our cash and cash equivalents balance. Our bolivar-denominated net monetary assets in Venezuela, which primarily include cash and cash equivalents, approximated $335 million at June 13, 2015. At June 13, 2015, we had pending requests with the Venezuelan government for remittance of dividends of approximately $310 million at the fixed exchange rate. These requests pertain to the years from 2006 to 2012. We are unable to predict the likelihood of Venezuelan government approvals of these requests or any requests that we may file in the future or, if any such requests are approved, the estimated time for remittance. We continue to evaluate available options to obtain U.S. dollars to meet our operational needs in Venezuela. Our non-monetary assets in Venezuela, which primarily include an equity investment in our bottler, intangible assets, inventory and property, plant and equipment, approximated $720 million at June 13, 2015.
At the end of each period, we remeasure the net monetary assets of our Venezuela entities from the bolivar to the U.S. dollar at the rate we believe is legally available to us, including for the payment of dividends. As of June 13, 2015, there was a three-tiered exchange rate mechanism in Venezuela for exchanging bolivars into U.S. dollars: (1) The government-operated National Center of Foreign Commerce (CENCOEX), which has a fixed exchange rate of 6.3 bolivars per U.S. dollar (fixed exchange rate) mainly intended for the import of essential goods and services by designated industry sectors; (2) The auction-based Supplementary Foreign Currency Administration System (SICAD), which is intended for certain transactions, including foreign investments; and (3) An open market Marginal Foreign Exchange System (SIMADI), established in February 2015, which is available to companies and individuals to exchange foreign currency based on supply and demand. As of the end of the second quarter of 2015, the SICAD exchange rate was 12.0 bolivars per U.S. dollar. Subsequent to the end of the second quarter of 2015, a SICAD auction was held at which bolivars were exchanged for U.S. dollars at the rate of 12.8 bolivars per U.S. dollar. This change in the SICAD exchange rate will not have a material impact on our financial position or results of operations.
We believe that significant uncertainty exists regarding the exchange mechanisms in Venezuela, including the nature of transactions that are eligible to flow through CENCOEX, SICAD or SIMADI, or any other new exchange mechanism that may emerge, how any such mechanisms will operate in the future, as well as the availability of U.S. dollars under each mechanism. We continue to monitor developments closely and may determine in the future that rates other than the SICAD exchange rate or the fixed exchange rate, as applicable, are appropriate for remeasurement of the net monetary assets of our Venezuelan entities, which approximated $335 million at June 13, 2015. If, at the end of the second quarter of 2015, we had used the SICAD exchange rate, which was 12.0 bolivars per U.S. dollar as of that date, to remeasure the net monetary assets that are currently recorded at the fixed exchange rate, we would have incurred a net charge of approximately $160 million. If, at the end of the second quarter of 2015, we had remeasured all net monetary assets of our Venezuelan businesses at the SIMADI exchange rate, which was approximately 199 bolivars per U.S. dollar as of that date, we would have incurred a net charge of approximately $325 million. If we were to conclude that the SIMADI exchange rate is the appropriate rate for remeasurement of our Venezuelan entities, it would also lead to an impairment of our non-monetary assets, which were approximately $720 million at June 13, 2015. Any such remeasurement and potential impairment charges, if recognized, would be reflected in “Items Affecting Comparability.” In addition, if we were to conclude that the SIMADI exchange rate is the appropriate rate for remeasurement of our Venezuelan entities, our results of operations in Venezuela for the remainder of 2015 would expect to generate approximately 0% of both our net revenue and operating profit. Any further devaluation of the bolivar, change in the currency exchange mechanisms, limitation in the volume of U.S. dollars available for conversion, additional governmental actions or fluctuation of the auction-based SICAD exchange rate could adversely affect our financial position, including a potential impairment of non-monetary assets, results of operations, both for any period in which we determine to remeasure using another rate and on a going forward basis following any such remeasurement, and our ability to make effective business decisions with respect to our Venezuelan operations or to continue to operate in Venezuela in the same manner as we have historically.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Schedule of Revised Reportable Segment Data – Core Basis(a), (b)
Supplemental Financial Information
(dollars in millions and unaudited)

	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter
	2013	2014	2014	2014	2014	2014	2015	2015

Net Revenue
Frito-Lay North America	$14,126	$3,219	$3,387	$3,526	$4,370	$14,502	$3,319	$3,452
Quaker Foods North America	2,612	634	564	586	784	2,568	639	546
North America Beverages	20,083	4,266	5,021	5,148	5,736	20,171	4,298	5,113
Latin America	9,335	1,498	2,382	2,413	3,132	9,425	1,414	2,224
Europe Sub-Saharan Africa	13,828	1,980	3,686	3,794	3,939	13,399	1,496	2,813
Asia, Middle East and North Africa	6,431	1,026	1,854	1,751	1,987	6,618	1,051	1,775
Total Net Revenue	$66,415	$12,623	$16,894	$17,218	$19,948	$66,683	$12,217	$15,923

Core Operating Profit
Frito-Lay North America	$3,896	$875	$950	$1,034	$1,243	$4,102	$926	$1,009
Quaker Foods North America	621	162	139	150	184	635	100	132
North America Beverages	2,610	438	784	767	611	2,600	461	840
Latin America	1,617	305	448	440	450	1,643	220	360
Europe Sub-Saharan Africa	1,397	163	490	495	312	1,460	124	357
Asia, Middle East and North Africa	1,166	187	372	301	162	1,022	232	376
Corporate Unallocated	(1,246)	(259)	(226)	(239)	(425)	(1,149)	(229)	(188)
Total Core Operating Profit	$10,061	$1,871	$2,957	$2,948	$2,537	$10,313	$1,834	$2,886
(a) Core results are financial measures that are not in accordance with GAAP and exclude the non-core adjustments. See pages 3 - 5 for a discussion of each of these non-core adjustments. There were no non-core adjustments to net revenue for the periods presented.
(b) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Information
Organic Revenue Growth Rates(a)
12 Weeks Ended March 22, 2014
(unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported % Change	Percent Impact		Organic % Change (b)
	12 Weeks Ended 3/22/2014	Acquisitions and divestitures	Foreign exchange translation	12 Weeks Ended 3/22/2014
Net Revenue Year over Year % Change

Frito-Lay North America	3	—	1	4
Quaker Foods North America	—	—	1	1
North America Beverages	—	—	1	1
Latin America	(2)	—	12	10
Europe Sub-Saharan Africa	1	—	6	7
Asia, Middle East and North Africa	(5)	5	5	5
Total PepsiCo	—	—	3	4
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Organic percent change is a financial measure that is not in accordance with GAAP and is calculated by excluding the impact of acquisitions and divestitures and foreign exchange translation from reported growth.
Note - Certain amounts above may not sum due to rounding.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Information (cont.)
Organic Revenue Growth Rates(a)
12 Weeks Ended June 14, 2014
(unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported % Change	Percent Impact		Organic % Change (b)
	12 Weeks Ended 6/14/2014	Acquisitions and divestitures	Foreign exchange translation	12 Weeks Ended 6/14/2014
Net Revenue Year over Year % Change

Frito-Lay North America	2	—	1	2
Quaker Foods North America	(2)	—	1	(1)
North America Beverages	—	—	1	1
Latin America	1	—	8	9
Europe Sub-Saharan Africa	—	—	4.5	5
Asia, Middle East and North Africa	—	2	5	7
Total PepsiCo	0.5	—	3	4
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Organic percent change is a financial measure that is not in accordance with GAAP and is calculated by excluding the impact of acquisitions and divestitures and foreign exchange translation from reported growth.
Note - Certain amounts above may not sum due to rounding.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Information (cont.)
Organic Revenue Growth Rates(a)
12 Weeks Ended September 6, 2014
(unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported % Change	Percent Impact		Organic % Change (b)
	12 Weeks Ended 9/6/2014	Acquisitions and divestitures	Foreign exchange translation	12 Weeks Ended 9/6/2014
Net Revenue Year over Year % Change

Frito-Lay North America	3	—	—	3
Quaker Foods North America	(3)	—	0.5	(2)
North America Beverages	—	—	—	—
Latin America	5	—	3	8
Europe Sub-Saharan Africa	(1)	—	3	2
Asia, Middle East and North Africa	10	—	1	11
Total PepsiCo	2	—	1	3
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Organic percent change is a financial measure that is not in accordance with GAAP and is calculated by excluding the impact of acquisitions and divestitures and foreign exchange translation from reported growth.
Note - Certain amounts above may not sum due to rounding.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Information (cont.)
Organic Revenue Growth Rates(a)
Quarter Ended December 27, 2014
(unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported % Change	Percent Impact		Organic % Change (b)
	Quarter Ended 12/27/2014	Acquisitions and divestitures	Foreign exchange translation	Quarter Ended 12/27/2014
Net Revenue Year over Year % Change

Frito-Lay North America	3	—	1	3.5
Quaker Foods North America	(2)	—	1	—
North America Beverages	2	—	1	2
Latin America	(1)	—	12	11
Europe Sub-Saharan Africa	(10)	—	16	6
Asia, Middle East and North Africa	4	1	2	6
Total PepsiCo	(1)	—	6	5
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Organic percent change is a financial measure that is not in accordance with GAAP and is calculated by excluding the impact of acquisitions and divestitures and foreign exchange translation from reported growth.
Note - Certain amounts above may not sum due to rounding.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Information (cont.)
Organic Revenue Growth Rates(a)
Year Ended December 27, 2014
(unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported % Change	Percent Impact		Organic % Change (b)
	Year Ended 12/27/2014	Acquisitions and divestitures	Foreign exchange translation	Year Ended 12/27/2014
Net Revenue Year over Year % Change

Frito-Lay North America	3	—	1	3
Quaker Foods North America	(2)	—	1	(1)
North America Beverages	—	—	0.5	1
Latin America	1	—	9	10
Europe Sub-Saharan Africa	(3)	—	8	5
Asia, Middle East and North Africa	3	1.5	3	7
Total PepsiCo	—	—	3	4
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Organic percent change is a financial measure that is not in accordance with GAAP and is calculated by excluding the impact of acquisitions and divestitures and foreign exchange translation from reported growth.
Note - Certain amounts above may not sum due to rounding.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Information (cont.)
Organic Revenue Growth Rates(a)
12 Weeks Ended March 21, 2015
(unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported % Change	Percent Impact		Organic % Change (b)
	12 Weeks Ended 3/21/2015	Acquisitions and divestitures	Foreign exchange translation	12 Weeks Ended 3/21/2015
Net Revenue Year over Year % Change

Frito-Lay North America	3	—	1	4
Quaker Foods North America	1	—	1	2
North America Beverages	1	—	1	1.5
Latin America	(6)	—	22	17
Europe Sub-Saharan Africa	(24)	—	27	2
Asia, Middle East and North Africa	2.5	—	2.5	5
Total PepsiCo	(3)	—	8	4
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Organic percent change is a financial measure that is not in accordance with GAAP and is calculated by excluding the impact of acquisitions and divestitures and foreign exchange translation from reported growth.
Note - Certain amounts above may not sum due to rounding.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Information (cont.)
Organic Revenue Growth Rates(a)
12 Weeks Ended June 13, 2015
(unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported % Change	Percent Impact		Organic % Change (b)
	12 Weeks Ended 6/13/2015	Acquisitions and divestitures	Foreign exchange translation	12 Weeks Ended 6/13/2015
Net Revenue Year over Year % Change

Frito-Lay North America	2	—	1	3
Quaker Foods North America	(3)	—	1	(1.5)
North America Beverages	2	—	1	3
Latin America	(7)	—	29	22
Europe Sub-Saharan Africa	(24)	—	24	—
Asia, Middle East and North Africa	(4)	6	4	5
Total PepsiCo	(6)	1	10	5
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Organic percent change is a financial measure that is not in accordance with GAAP and is calculated by excluding the impact of acquisitions and divestitures and foreign exchange translation from reported growth.
Note - Certain amounts above may not sum due to rounding.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Information (cont.)
Year over Year Growth Rates(a)
Year Ended December 27, 2014
(unaudited)

	GAAP Measure						Non-GAAP Measure		Non-GAAP Measure
	Reported % Change	Percent Impact of Non-Core Adjustments					Core (b) % Change	Percent Impact of	Core Constant Currency (b) % Change
Operating Profit Year over Year % Change	Year Ended 12/27/2014	Commodity mark-to-market net impact	Merger and integration charges	Restructuring and impairment charges	Pension lump sum settlement charge	Venezuela remeasurement charges	Year Ended 12/27/2014	Foreign exchange translation	Year Ended 12/27/2014
Frito-Lay North America	5	—	—	1	—	—	5	0.5	6
Quaker Foods North America	1	—	—	1.5	—	—	2	1	3
North America Beverages	(6)	—	—	6	—	—	—	1	—
Latin America	1	—	—	1	—	(0.5)	2	13	14
Europe Sub-Saharan Africa	5	—	(1)	1	—	—	4.5	1	6
Asia, Middle East and North Africa	(14)	—	—	1	—	—	(12)	2	(10)
Division Operating Profit	(0.5)	—	—	2	—	—	1	3	4
Impact of Corporate Unallocated	(1)	—	—	1	1.5	—	1	—	1
Total Operating Profit	(1)	—	—	3	1.5	—	2.5	3	5
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Core results and core constant currency results are financial measures that are not in accordance with GAAP and exclude the above adjustments. See pages 3 - 5 for a discussion of each of these adjustments.
Note - Certain amounts above may not sum due to rounding.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Information (cont.)
Year over Year Growth Rates(a)
12 Weeks Ended March 21, 2015
(unaudited)

	GAAP Measure			Non-GAAP Measure		Non-GAAP Measure
	Reported % Change	Percent Impact of Non-Core Adjustments		Core (b) % Change	Percent Impact of	Core Constant Currency (b) % Change
Operating Profit Year over Year % Change	12 Weeks Ended 3/21/2015	Commodity mark-to-market net impact	Restructuring and impairment charges	12 Weeks Ended 3/21/2015	Foreign exchange translation	12 Weeks Ended 3/21/2015
Frito-Lay North America	7	—	(1)	6	1	7
Quaker Foods North America	(38)	—	—	(38)	1	(38)
North America Beverages	29	—	(23)	5	1	6
Latin America	(29)	—	1.5	(28)	42	14
Europe Sub-Saharan Africa	(31)	—	7	(24)	23	(1)
Asia, Middle East and North Africa	26	—	(2)	24	2.5	27
Division Operating Profit	—	—	(3)	(3)	8	5
Impact of Corporate Unallocated	(1)	2	—	1	1	2
Total Operating Profit	(1)	2	(3)	(2)	10	8
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Core results and core constant currency results are financial measures that are not in accordance with GAAP and exclude the above adjustments. See pages 3 - 5 for a discussion of each of these adjustments.
Note - Certain amounts above may not sum due to rounding.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Information (cont.)
Year over Year Growth Rates(a)
12 Weeks Ended June 13, 2015
(unaudited)

	GAAP Measure			Non-GAAP Measure		Non-GAAP Measure
	Reported % Change	Percent Impact of Non-Core Adjustments		Core (b) % Change	Percent Impact of	Core Constant Currency (b) % Change
Operating Profit Year over Year % Change	12 Weeks Ended 6/13/15	Commodity mark-to-market net impact	Restructuring and impairment charges	12 Weeks Ended 6/13/15	Foreign exchange translation	12 Weeks Ended 6/13/15
Frito-Lay North America	7	—	(1)	6	1	7
Quaker Foods North America	(5)	—	(0.5)	(5)	—	(5)
North America Beverages	11	—	(4)	7	1	8
Latin America	(20)	—	—	(20)	36	17
Europe Sub-Saharan Africa	(25)	—	(2)	(27)	21	(6)
Asia, Middle East and North Africa	2	—	(1)	1	3	3.5
Division Operating Profit	(2)	—	(2)	(3.5)	9	6
Impact of Corporate Unallocated	2	—	—	1	1	2
Total Operating Profit	—	—	(2)	(2)	10	8
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Core results and core constant currency results are financial measures that are not in accordance with GAAP and exclude the above adjustments. See pages 3 - 5 for a discussion of each of these adjustments.
Note - Certain amounts above may not sum due to rounding.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Information (cont.)
Operating Profit by Division(a)
Year Ended December 28, 2013
(in millions, unaudited)

	GAAP Measure					Non-GAAP Measure
	Reported	Non-Core Adjustments				Core (b)
Operating Profit	Year Ended 12/28/2013	Commodity mark-to-market net impact	Merger and integration charges	Restructuring and impairment charges	Venezuela remeasurement charges	Year Ended 12/28/2013
Frito-Lay North America	$3,877	$—	$—	$19	$—	$3,896
Quaker Foods North America	617	—	—	4	—	621
North America Beverages	2,580	—	—	30	—	2,610
Latin America	1,617	—	—	13	(13)	1,617
Europe Sub-Saharan Africa	1,327	—	10	60	—	1,397
Asia, Middle East and North Africa	1,140	—	—	26	—	1,166
Division Operating Profit	11,158	—	10	152	(13)	11,307
Corporate Unallocated	(1,453)	72	—	11	124	(1,246)
Total Operating Profit	$9,705	$72	$10	$163	$111	$10,061
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See pages 3 - 5 for a discussion of each of these non-core adjustments.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Information (cont.)
Operating Profit by Division(a)
12 Weeks Ended March 22, 2014
(in millions, unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported	Non-Core Adjustments		Core (b)
Operating Profit	12 Weeks Ended 3/22/2014	Commodity mark-to-market net impact	Restructuring and impairment charges	12 Weeks Ended 3/22/2014
Frito-Lay North America	$862	$—	$13	$875
Quaker Foods North America	160	—	2	162
North America Beverages	353	—	85	438
Latin America	308	—	(3)	305
Europe Sub-Saharan Africa	163	—	—	163
Asia, Middle East and North Africa	183	—	4	187
Division Operating Profit	2,029	—	101	2,130
Corporate Unallocated	(222)	(34)	(3)	(259)
Total Operating Profit	$1,807	$(34)	$98	$1,871
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See pages 3 - 5 for a discussion of each of these non-core adjustments.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Information (cont.)
Operating Profit by Division(a)
12 Weeks Ended June 14, 2014
(in millions, unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported	Non-Core Adjustments		Core (b)
Operating Profit	12 Weeks Ended 6/14/2014	Commodity mark-to-market net impact	Restructuring and impairment charges	12 Weeks Ended 6/14/2014
Frito-Lay North America	$937	$—	$13	$950
Quaker Foods North America	139	—	—	139
North America Beverages	748	—	36	784
Latin America	443	—	5	448
Europe Sub-Saharan Africa	467	—	23	490
Asia, Middle East and North Africa	365	—	7	372
Division Operating Profit	3,099	—	84	3,183
Corporate Unallocated	(203)	(31)	8	(226)
Total Operating Profit	$2,896	$(31)	$92	$2,957
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See pages 3 - 5 for a discussion of each of these non-core adjustments.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Information (cont.)
Operating Profit by Division(a)
12 Weeks Ended September 6, 2014
(in millions, unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported	Non-Core Adjustments		Core (b)
Operating Profit	12 Weeks Ended 9/6/2014	Commodity mark-to-market net impact	Restructuring and impairment charges	12 Weeks Ended 9/6/2014
Frito-Lay North America	$1,025	$—	$9	$1,034
Quaker Foods North America	150	—	—	150
North America Beverages	753	—	14	767
Latin America	432	—	8	440
Europe Sub-Saharan Africa	481	—	14	495
Asia, Middle East and North Africa	293	—	8	301
Division Operating Profit	3,134	—	53	3,187
Corporate Unallocated	(287)	33	15	(239)
Total Operating Profit	$2,847	$33	$68	$2,948
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See pages 3 - 5 for a discussion of each of these non-core adjustments.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Information (cont.)
Operating Profit by Division(a)
Quarter Ended December 27, 2014
(in millions, unaudited)

	GAAP Measure					Non-GAAP Measure
	Reported	Non-Core Adjustments				Core (b)
Operating Profit	Quarter Ended 12/27/2014	Commodity mark-to-market net impact	Restructuring and impairment charges	Pension lump sum settlement charge	Venezuela remeasurement charges	Quarter Ended 12/27/2014
Frito-Lay North America	$1,230	$—	$13	$—	$—	$1,243
Quaker Foods North America	172	—	12	—	—	184
North America Beverages	567	—	44	—	—	611
Latin America	453	—	18	—	(21)	450
Europe Sub-Saharan Africa	278	—	34	—	—	312
Asia, Middle East and North Africa	144	—	18	—	—	162
Division Operating Profit	2,844	—	139	—	(21)	2,962
Corporate Unallocated	(813)	100	21	141	126	(425)
Total Operating Profit	$2,031	$100	$160	$141	$105	$2,537
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See pages 3 - 5 for a discussion of each of these non-core adjustments.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Information (cont.)
Operating Profit by Division(a)
Year Ended December 27, 2014
(in millions, unaudited)

	GAAP Measure					Non-GAAP Measure
	Reported	Non-Core Adjustments				Core (b)
Operating Profit	Year Ended 12/27/2014	Commodity mark-to-market net impact	Restructuring and impairment charges	Pension lump sum settlement charge	Venezuela remeasurement charges	Year Ended 12/27/2014
Frito-Lay North America	$4,054	$—	$48	$—	$—	$4,102
Quaker Foods North America	621	—	14	—	—	635
North America Beverages	2,421	—	179	—	—	2,600
Latin America	1,636	—	28	—	(21)	1,643
Europe Sub-Saharan Africa	1,389	—	71	—	—	1,460
Asia, Middle East and North Africa	985	—	37	—	—	1,022
Division Operating Profit	11,106	—	377	—	(21)	11,462
Corporate Unallocated	(1,525)	68	41	141	126	(1,149)
Total Operating Profit	$9,581	$68	$418	$141	$105	$10,313
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See pages 3 - 5 for a discussion of each of these non-core adjustments.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Information (cont.)
Operating Profit by Division(a)
12 Weeks Ended March 21, 2015
(in millions, unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported	Non-Core Adjustments		Core (b)
Operating Profit	12 Weeks Ended 3/21/2015	Commodity mark-to-market net impact	Restructuring and impairment charges	12 Weeks Ended 3/21/2015
Frito-Lay North America	$920	$—	$6	$926
Quaker Foods North America	99	—	1	100
North America Beverages	453	—	8	461
Latin America	219	—	1	220
Europe Sub-Saharan Africa	112	—	12	124
Asia, Middle East and North Africa	230	—	2	232
Division Operating Profit	2,033	—	30	2,063
Corporate Unallocated	(236)	1	6	(229)
Total Operating Profit	$1,797	$1	$36	$1,834
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See pages 3 - 5 for a discussion of each of these non-core adjustments.

Exhibit 99.1
(continued)
PepsiCo, Inc. and Subsidiaries
Reconciliation of GAAP and Non-GAAP Financial Information (cont.)
Operating Profit by Division(a)
12 Weeks Ended June 13, 2015
(in millions, unaudited)

	GAAP Measure			Non-GAAP Measure
	Reported	Non-Core Adjustments		Core (b)
Operating Profit	12 Weeks Ended 6/13/2015	Commodity mark-to-market net impact	Restructuring and impairment charges	12 Weeks Ended 6/13/2015
Frito-Lay North America	$1,007	$—	$2	$1,009
Quaker Foods North America	132	—	—	132
North America Beverages	833	—	7	840
Latin America	355	—	5	360
Europe Sub-Saharan Africa	350	—	7	357
Asia, Middle East and North Africa	373	—	3	376
Division Operating Profit	3,050	—	24	3,074
Corporate Unallocated	(150)	(39)	1	(188)
Total Operating Profit	$2,900	$(39)	$25	$2,886
(a) Changes impact only North America Beverages, Latin America, ESSA and AMENA; there have been no changes to our FLNA and QFNA divisions or to our consolidated PepsiCo results.
(b) Core results are financial measures that are not in accordance with GAAP and exclude the above non-core adjustments. See pages 3 - 5 for a discussion of each of these non-core adjustments.